AGREEMENT

                    THIS AGREEMENT ("Agreement") is entered into as of the 29th day of November, 1995, by, between and among BALLARD REAL ESTATE HOLDINGS, INC., a Utah corporation with its headquarters at 12050 Lone Peak Parkway, Draper, Utah 84020 ("BALLARD"); IDAHO STATE UNIVERSITY, a body politic and corporate of the State of Idaho, of P.O. Box 8219, Pocatello, Idaho 83209 ("UNIVERSITY"); and, EASTERN IDAHO STRATEGIC ALLIANCE, INC., an Idaho nonprofit corporation with its headquarters at 1651 Alvin Ricken Drive, Pocatello, Idaho 83201 ("EISA"). BALLARD, UNIVERSITY and EISA are sometimes hereinafter collectively referred to as the "parties."

                                    RECITALS

          A. BALLARD is a wholly-owned subsidiary of BALLARD MEDICAL PRODUCTS, a manufacturer and marketer of specialized medical products, and desires to acquire from EISA (for the purpose of constructing a new manufacturing facility) certain real property in Pocatello, Idaho that currently is owned by UNIVERSITY (and which will be conveyed by UNIVERSITY to EISA in exchange for certain other real properties to be acquired by EISA as described herein).

          B. UNIVERSITY is the owner of a parcel of twenty (20) acres of real property described in Exhibit "A" annexed hereto and made a part of this Agreement by reference (the "University Parcel"), and desires to exchange the University Parcel for certain real properties to be acquired by EISA (which properties can be used for UNIVERSITY purposes). The University Parcel is located in the Idaho State University Research and Business Park.

          C. EISA is a non-profit economic development organization that desires, through the combined funding of LOCKHEED IDAHO TECHNOLOGIES COMPANY ("LOCKHEED"), EISA and, to the extent described herein, UNIVERSITY, to acquire certain real properties described in Exhibit "B" annexed hereto and made a part of this Agreement by reference, which properties will be conveyed by EISA to UNIVERSITY in exchange for the aforementioned University Parcel (which already will have been conveyed by UNIVERSITY to EISA and re-conveyed by EISA to BALLARD as described herein).

          D. LOCKHEED is the primary contractor at the Idaho National Engineering Laboratory, and already has provided to EISA the sum of $200,000.00 to assist EISA in the acquisition of certain real properties which EISA thereafter will convey to UNIVERSITY (in exchange for the aforementioned University Parcel that already will have been conveyed by UNIVERSITY to EISA and re-conveyed by EISA to BALLARD as described herein).

          E. The parties desire to set forth in this Agreement their respective commitments and obligations in order to achieve the aforementioned mutually-desired results.

          F. Contemporaneously with the parties' execution of this Agreement, Ballard is also entering into a Development Agreement with UNIVERSITY and the City of Pocatello (the "Development Agreement").

                    NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

          1.0  EISA/UNIVERSITY EXCHANGE.

                    Pursuant to the "Real Estate Exchange Agreement" annexed hereto as Exhibit "C," EISA will commit to convey to UNIVERSITY on or before March 1, 1996 (or such later date to which UNIVERSITY may expressly agree) the real properties described in Exhibit "B," and UNIVERSITY immediately will convey to EISA the University Parcel described in Exhibit "A." EISA will cause the Warranty Deed it receives from UNIVERSITY for the University Parcel to be immediately recorded. After EISA acquires the properties described in Exhibit "B," EISA promptly shall convey such properties to UNIVERSITY, and UNIVERSITY will cause the Corporation Warranty Deeds it receives from EISA for such properties to be immediately recorded.

          2.0  BALLARD'S ACQUISITION OF PROPERTY FROM EISA.

          2.1 Upon UNIVERSITY's conveyance of the University Parcel to EISA as described in Section 1.0, EISA will convey to BALLARD (as evidenced by EISA's delivery to BALLARD of the "Corporation Warranty Deed" annexed hereto as Exhibit "D," together with an ALTA owner's extended coverage title insurance policy obtained by UNIVERSITY at its expense in the amount of $240,000.00, insuring good and marketable title in BALLARD), the University Parcel. BALLARD will cause the Corporation Warranty Deed it receives from EISA to be immediately recorded. (The closing of EISA's conveyance of the University Parcel to BALLARD is referred to herein as the "Ballard Closing." The date of the Ballard Closing is referred to herein as the "Ballard Closing Date.")

          2.2 EISA's conveyance of the University Parcel to BALLARD will be made at no purchase price or other consideration to be payable by BALLARD, other than BALLARD's covenants in this Agreement.

          2.3 BALLARD's obligation to consummate the transaction described in Sections 2.1 and 2.2 above is subject to and conditional upon the satisfaction or waiver of the following conditions:

                    (a) The Ballard Closing Date shall be no later than December 15, 1995.

                    (b) All of the representations and warranties of UNIVERSITY set forth in Section 3.0 below shall be true and accurate as of the Ballard Closing Date.

                    (c)  On the Ballard Closing Date, all of the
                         terms, covenants and conditions of this
                         Agreement and the various agreements annexed hereto to be complied with or performed by parties other than BALLARD on or before the Ballard Closing Date shall have been fully complied with or performed. In addition, on the Ballard Closing Date, the Development Agreement shall have been executed by all parties thereto.

                    (d) As of the Ballard Closing Date, no material adverse change shall have occurred since the effective date of this Agreement as regards the University Parcel, or as regards any of the approvals given or conditions or requirements imposed by any governmental agency or by UNIVERSITY in connection with BALLARD's planned development of the University Parcel, or as regards BALLARD's studies and research regarding its planned development of the University Parcel.

          If any of the above-described conditions is not satisfied, BALLARD shall have the right, exercisable by written notice delivered to the other parties hereto, to terminate its obligation to consummate the Ballard Closing.

          2.4 BALLARD covenants and agrees to use the University Parcel for light manufacturing and fabrication. Subject to UNIVERSITY's prior written approval (which approval shall not unreasonably be withheld), BALLARD also may use the University Parcel for other uses allowed under current or future zoning laws and regulations, but at no time will BALLARD use the land for any of the following uses, which shall be prohibited:

                    (i) Manufacturing of cement, lime, gypsum, rock wool or plaster of paris;

                   (ii)  Refining of petroleum and crank case oil;

                  (iii)  Milling or smelting of ore;

                   (iv)  Garbage dumps or dead animals reduction;

                    (v)  Stock yards, feed yards or slaughter of
                         animals; or

                   (vi)  Amusement enterprises.

          This covenant shall run with the University Parcel.

          2.5 If at any time after the closing BALLARD desires to sell the property conveyed to it by EISA (as improved), UNIVERSITY shall have the right of first refusal to repurchase such property (including all improvements thereon), at the fair market value of the property (as improved). BALLARD shall give UNIVERSITY written notice of any bona fide written offer BALLARD receives for the property (as improved) which offer BALLARD desires to accept (the "First Notice"). UNIVERSITY shall have the period of thirty (30) days after BALLARD gives the First Notice to exercise its right of first refusal by written notice of exercise to BALLARD (the "Second Notice"). Upon BALLARD's receipt of the Second Notice from UNIVERSITY:

                    (a)  Each party shall pay for and obtain a
                         separate MAI appraisal on the property (as improved). The fair market value of the property (as improved) shall be the mean of both appraisals.

                    (b) Closing of the purchase and sale shall occur within ten (10) days after the two written appraisals are received by both parties. The purchase price will be paid in cash at the closing.

          If UNIVERSITY does not exercise its right of first refusal strictly as provided herein, the right shall lapse.

          2.6 UNIVERSITY covenants and agrees that all of its representations, warranties and covenants (including without limitation the indemnification obligations) made in the following documents or by operation of law shall inure to the benefit of, and be fully enforceable by, BALLARD, and BALLARD shall be an intended third-party beneficiary of all such representations, warranties and covenants:

                    (a) Real Estate Exchange Agreement (Exhibit "C" hereto); and,

                    (b) The Warranty Deed from UNIVERSITY to EISA (Exhibit "3" to the Real Estate Exchange
                         Agreement).

          3.0  REPRESENTATIONS AND WARRANTIES OF UNIVERSITY.

                    UNIVERSITY hereby represents and warrants to BALLARD as follows:

                    (a) UNIVERSITY has all consents and approvals required to enter into and perform this Agreement and the Real Estate Exchange
                         Agreement.

                    (b) On or about September 21, 1995, the Idaho State Board of Education, as Trustees for UNIVERSITY, approved, and authorized Richard
                         L. Bowen (President of UNIVERSITY) to execute all documents necessary to consummate, the transactions contemplated herein and in the Real Estate Exchange Agreement.

                    (c) The execution, delivery and performance by UNIVERSITY of this Agreement and said Real Estate Exchange Agreement:

                         (i)   are within UNIVERSITY's power;

                         (ii)  have been duly authorized by all
                               necessary action;

                         (iii) require no action by and no filing with
                               any governmental body, court, agency or
                               official; and,

                         (iv)  do not contravene, or constitute a
                               default under, any provisions of
                               applicable law or regulation or of any
                               agreement, judgment, injunction, order,
                               decree or other instrument binding upon
                               UNIVERSITY.

                    (d)  There is no action, suit or proceeding
                         pending, affecting, or, to the knowledge of UNIVERSITY, threatened against UNIVERSITY before any court, arbitrator, or any governmental body, agency, or official in which there is a reasonable possibility of an adverse decision which could materially affect the University Parcel or which in any manner would question the validity of this Agreement or the conveyances contemplated herein.

                    (e)  This Agreement constitutes a valid and
                         binding agreement of UNIVERSITY.

                    (f) UNIVERSITY owns good and marketable title to the University Parcel, free and clear of liens and encumbrances.

          4.0  FUNDING TO EISA.

                    The sources of the funds to be used by EISA in acquiring the real properties described in Exhibit "B" annexed hereto are as follows:

                    (a) LOCKHEED already has remitted to EISA the sum of $200,000.00;

                    (b)  EISA itself will provide $50,000.00,
                         consisting of its own funds and such other funds as may be secured by EISA from other sources; and,

                    (c) UNIVERSITY will provide up to $50,000.00 as may be necessary for EISA to acquire real properties acceptable to UNIVERSITY as part of the exchange transaction between EISA and UNIVERSITY described herein.

          5.0  EISA'S ACQUISITION OF PROPERTIES.

                    Utilizing the combined funds described in Section
          4.0 of this Agreement, EISA will acquire the real properties described in Exhibit "B." Upon the closing of each such acquisition, EISA will cause the Warranty Deeds it receives from the respective sellers of such properties to be immediately recorded.

          6.0  EISA'S CONVEYANCE OF PROPERTIES TO UNIVERSITY.

                    Immediately upon the recording by EISA of the respective Warranty Deeds for the real properties described in Exhibit "B" as acquired by EISA pursuant to Section 5.0 above, EISA will convey each such parcel of real property to UNIVERSITY (as evidenced by EISA's delivery to UNIVERSITY, for each such parcel, of the form of "Corporation Warranty Deed" annexed as Exhibit "4" to the Real Estate Exchange Agreement). UNIVERSITY will cause the Corporation Warranty Deeds it receives from EISA to be immediately recorded.

          7.0  MISCELLANEOUS.

          7.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of Idaho, and the parties hereby submit to the exclusive jurisdiction and venue of the courts located in the County of Bannock, State of Idaho, for any dispute arising out of this Agreement.

          7.2 Binding on Successors. This Agreement shall be binding upon and inure to the benefit of the respective parties and their successors in interest.

          7.3 Attorney Fees. In any litigation arising out of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees from the non-prevailing party. Determination of the prevailing party in any such litigation shall be made on the basis of the factors enumerated in Rule 54(d)(1)(B), Idaho Rules of Civil Procedure, as the same now exists or may subsequently be amended.

          7.4 Prior Agreements. This Agreement supersedes all prior agreements of the parties with respect to the properties herein described, and any such prior agreements are hereby rescinded.

          7.5 Assignment; Amendment. None of the parties may assign this Agreement, or any right or obligation hereunder, without the prior written consent of all of the other parties. No addition to or modification of any provision of this Agreement shall be binding on any of the parties unless made in writing and signed by the respective duly authorized representatives of all of the parties.

          7.6 No Merger. Neither the occurrence of any closing contemplated by this Agreement nor the execution and delivery of the various documents that are contemplated by this Agreement to be executed and delivered in connection with said closing(s) shall result in the termination or extinguishment of this Agreement or the merger of this Agreement into such documents.

          7.7 Notices. Any notice required or permitted hereunder to be given or transmitted from any party to another shall be either personally delivered (including by courier service) to, or mailed postage prepaid by United States mail directed to, the address of the party concerned specified at the beginning of this Agreement. Any party may, by notice to the other parties given as prescribed in this Section 7.7, change said address for any future notices which are given under this Agreement. Any notice which is mailed shall be effective only upon delivery thereof to the address which applies for the party in question.

          7.8 Execution by Facsimile and Counterparts. Signatures sent via facsimile transmission shall constitute original signatures. This Agreement may be executed separately or independently in any number of counterparts, each and all of which together shall be deemed to have been executed simultaneously and for all purposes be one Agreement.

                    IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

          IDAHO STATE UNIVERSITY
          (a body politic and corporate of the
          State of Idaho)
          Richard L. Bowen
          President
          November 30, 1995

          EASTERN IDAHO STRATEGIC ALLIANCE, INC.
          Thomas A. Arnold
          Project Director
          November 30, 1995

          BALLARD REAL ESTATE HOLDINGS, INC.
          Dale H. Ballard
          President
          November 29, 1995

          ISU

          STATE OF IDAHO      )
                              :ss
          County of Bannock   )

               On this 30th day of November, 1995, before me, the undersigned Notary Public in and for said State, personally appeared Richard L. Bowen, known or identified to me to be the President of IDAHO STATE UNIVERSITY that executed the within instrument, and acknowledged to me that IDAHO STATE UNIVERSITY executed the same.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

          Barbara A. Gorman, Notary
          My commission expires September 27, 2000

          EISA

          STATE OF IDAHO      )
                              :ss
          County of Bannock   )

               On this 30th day of November, 1995, before me, the undersigned Notary Public in and for said State, personally appeared Thomas A. Arnold, known or identified to me to be the Project Director of EASTERN IDAHO STRATEGIC ALLIANCE, INC., the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

          Cresta Knighton, Notary
          My commission expires May 30, 1998

          BALLARD

          STATE OF UTAH       )
                              :ss
          County of Salt Lake )

               On this 29th day of November, 1995, before me, the undersigned Notary Public in and for said State, personally appeared Dale H. Ballard, known or identified to me to be the President of BALLARD REAL ESTATE HOLDINGS, INC., the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

          Jane R. Olsen, Notary
          My commission expires April 23, 1997


                                   EXHIBIT "A"

                      DESCRIPTION OF THE UNIVERSITY PARCEL

          A tract of land in the northwest quarter of Section 31, Township 6 South, Range 35 East, Boise Meridian, described as follows:

          Commencing at the northwest corner of Section 31, Township 6 South, Range 35 East, Boise Meridian; thence

          South 89 degrees 44 minutes 03 seconds East along the north line of Section 31 for a distance of 610.05 feet to a point on the west line of the land associated with the Idaho State Veterans Home; thence

          South for a distance of 469.22 feet to the southwest corner of the land associated with the Idaho State Veterans Home, the TRUE POINT OF BEGINNING; thence

          East along the south boundary line of the land associated with the Idaho State Veterans Home for a distance of 496.84 feet; thence

          South 08 degrees 07 minutes 22 seconds West for a distance of 909.12 feet; thence

          West for a distance of 903.77 feet; thence

          North for a distance of 900.00 feet; thence

          East for a distance of 535.39 feet to the point of beginning.

          Comprising 20.00 acres, more or less.

          RETAINING THEREFROM:

          An easement for the construction and maintenance of public utility lines, extending over, under and across the easterly fifteen (15.0) feet of the afore described tract of land.


                                   EXHIBIT "B"

                         DESCRIPTION OF THE EISA PARCELS

          Parcel 1  (The Sherburne Property)

               NW 1/4 SE 1/4 OF SECTION 31, TOWNSHIP 6 SOUTH,
               RANGE 35 E.B.M., BANNOCK COUNTY, IDAHO.

               EXCEPT:  BEGINNING AT THE SOUTHEAST 1/16 CORNER OF
               SECTION 31, TOWNSHIP 6 SOUTH, RANGE 35 E.B.M., THENCE NORTH ALONG THE EAST 1/16 LINE 400.0 FEET, THENCE WEST PARALLEL TO THE SOUTH 1/16 LINE 544.5 FEET, THENCE SOUTH PARALLEL TO THE EAST 1/16 LINE
               400.0 FEET, TO THE SOUTH 1/16 LINE, THENCE EAST ALONG THE SOUTH 1/16 LINE 544.5 FEET TO THE POINT OF BEGINNING. A TRACT OF LAND IN THE NW 1/4 SE 1/4 SECTION 31, TOWNSHIP 6 SOUTH, RANGE 35 E.B.M., BANNOCK COUNTY IDAHO.

               ALSO EXCEPT: A STRIP OF LAND 75 FEET IN WIDTH, WITH 37.5 FEET ON THE RIGHT AND LEFT OF THE FOLLOWING DESCRIBED CENTERLINE BEGINNING AT A POINT 37.5 FEET EAST OF THE NORTHWEST CORNER OF SW 1/4 NE 1/4, SECTION 31, TOWNSHIP 6 SOUTH, RANGE 35 E.B.M., THENCE SOUTH AND PARALLEL TO THE MERIDIONAL CENTERLINE OF SAID SECTION 31, TO THE SOUTH 1/16 LINE OF THE SAME SECTION TO A POINT
               37.5 FEET EAST OF THE SOUTHWEST CORNER OF THE NW 1/4 SE 1/4. THIS STRIP OF LAND IS LOCATED IN THE SW 1/4 NE 1/4 AND THE NW 1/4 SE 1/4 OF SECTION 31, TOWNSHIP 6 SOUTH, RANGE 35 E.B.M., BANNOCK COUNTY, IDAHO.

          Parcel 2

               This parcel shall be mutually determined at a subsequent date by EISA and UNIVERSITY, and shall have a fair market value of not less than $126,320.00.


                                   EXHIBIT "C"

                         REAL ESTATE EXCHANGE AGREEMENT

               This REAL ESTATE EXCHANGE AGREEMENT (the "Agreement") is made and entered into as of the 30th day of November, 1995, by and between EASTERN IDAHO STRATEGIC ALLIANCE, INC. (hereinafter "EISA), a nonprofit corporation, with its principal office located at 1651 Alvin Ricken Drive, Pocatello, Idaho 83201, and IDAHO STATE UNIVERSITY ("University"), a body politic and corporate of the State of Idaho, of P.O. Box 8219, Pocatello, Idaho, 83209. EISA and University are sometimes hereinafter collectively referred to as the "parties."
                                    RECITALS
               WHEREAS, EISA will be acquiring certain real properties located in Bannock County, State of Idaho, which properties are more particularly described in Exhibit "1" attached hereto and incorporated herein by this reference (the "EISA Parcels"); and

               WHEREAS, University is the owner of real property located in Bannock County, State of Idaho, which property is more particularly described in Exhibit "2" attached hereto and incorporated herein by this reference (the "University Parcel"); and

               WHEREAS, EISA is willing to exchange the EISA Parcels for the University Parcel upon the terms and conditions set forth herein; and

               WHEREAS, University is willing to exchange the University Parcel for the EISA Parcels upon the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the exchange of real properties and the mutual promises set forth herein, EISA and University covenant, promise and agree as follows:

               1. Exchange of Parcels: The parties agree to an exchange of the parcels, the EISA Parcels for the University Parcel, with the University Parcel to be conveyed to EISA immediately upon execution of this Agreement by both parties, and the EISA Parcels to be conveyed to University on or before March 1, 1996 (or such later date to which University may expressly agree). The parties agree that time is of the essence in this matter and that extensions of time will not be granted for insubstantial causes.

               2. Conveyance of Properties: University, as Grantor, immediately shall execute, acknowledge and deliver to EISA, as Grantee, a Warranty Deed (in the form attached hereto as Exhibit "3") transferring and conveying title to the University Parcel (with existing water rights, improvements, utilities and appurtenances, if any, thereon) to EISA. Immediately upon its acquisition of the EISA Parcels, EISA, as Grantor, shall execute, acknowledge and deliver to University or its nominee, as Grantee, Corporation Warranty Deeds (in the form attached hereto as Exhibit "4") transferring and conveying title to the respective EISA Parcels (with existing water rights, improvements, utilities and appurtenances, if any, thereon) to University or its nominee. Upon their respective deliveries, the aforementioned deeds shall be immediately recorded by the respective parties.

               3. No Retention of Mineral Interests: EISA shall not retain any mineral interests or rights in or to the EISA Parcels upon transferring such parcels to University. University shall not retain any mineral interests or rights in or to the University Parcel upon transferring such parcel to EISA. The nonretention of mineral rights in the deed by the University shall not be construed as a transfer or obligation to transfer by University of mineral rights, if any, vested in the State of Idaho or other body politic.

               4. Title Insurance: University shall obtain, at its sole cost and expense, ALTA owner's extended coverage title insurance with respect to the University Parcel. Such policy or policies shall name EISA (or, if EISA so requests, Ballard Real Estate Holdings, Inc.) as the insured and shall be in extended coverage form and in an amount of Two Hundred Forty Thousand Dollars ($240,000), which amount is relevant only for purposes of such insurance coverage. EISA shall arrange to obtain, without cost or expense to University, title insurance with respect to the EISA Parcels. Such policies shall name University as the insured and shall be in standard coverage form and in a total amount to be determined (but not less than a combined total of Two Hundred Forty Thousand Dollars ($240,000.00), which amount is relevant only for purposes of such insurance coverage). All such title insurance policies shall insure vesting of title in the insured free and clear of liens and encumbrances against the respective parcels to be exchanged (except for easements and rights-of-way of record to be specified in the respective Commitments for Title Insurance of Alliance Title & Escrow Corporation to be obtained with respect to the EISA Parcels, and except for easements and rights-of-way of record specified in Commitment for Title Insurance (Full Supplemental) of Alliance Title & Escrow Corporation, dated as of September 14, 1995 (Commitment No. 1-63993) as to the University Parcel).

               5. Costs: EISA shall bear the entire expense for any appraisal(s) of the EISA Parcels authorized to be conducted by EISA. University shall bear the entire expense for any appraisal(s) of the University Parcel authorized to be conducted by the University. EISA and University shall equally share (i.e., 50% to EISA and 50% to University) closing fees and recording fees. University shall also take, at its sole cost and expense, such other action as is necessary to make the University Parcel legally transferrable to EISA.

               6. Possession: EISA may enter into and take possession of the University Parcel upon the date of the closing on that parcel. University may enter into and take possession of the EISA Parcels upon the date of the respective closings on those parcels.

               7. Care of Property: EISA agrees that during such period of time as may transpire between the date of this Agreement and the date of conveyance by EISA to University of the respective EISA Parcels, EISA shall not make alterations or changes to the EISA Parcels without the prior written consent of the University. University agrees that during such period of time as may transpire between the date of this Agreement and the date of conveyance by University to EISA of the University Parcel, University shall not make alterations or changes to the University Parcel without the prior written consent of the EISA.

               8. Inspection of Title: EISA and University shall each have a reasonable time in which to examine a preliminary title report and/or abstract of title regarding the parcels prior to the respective closings. The exchange of parcels contemplated herein shall be subject to EISA's approval, in EISA's sole and absolute discretion, of the preliminary title report for the University Parcel as well as University's approval, in University's sole and absolute discretion, of the preliminary title reports for the EISA Parcels. Should either EISA or University object to any condition of title relative to the parcel(s) of the other, EISA and/or University, as the case may be, shall specify such objections in writing to the other party. Thereafter, the notified party may elect, at its sole option and choice, to cure or not to cure the specified defect(s). If the notified party elects not to cure and satisfy the written objections of the objecting party, and upon giving notice to the objecting party of that election not to cure, the objecting party's options shall be limited to: (a) waiving the title objections and proceeding to close or (b) terminating this Agreement. If the objecting party elects to terminate this Agreement for this specific reason, such party shall be entitled to a return of any earnest money deposited.

               9. Examination of Properties: EISA and University, except as otherwise set forth herein, acknowledge, respectively, that they have examined, or will have had the opportunity to examine, the respective properties that they will acquire from each other, that they have conducted or will conduct such investigation and studies with relation to such properties as they deem advisable, and that they have satisfied or will satisfy themselves as to the nature and condition of such properties and all pertinent factors in relation thereto, and that they agree to receive the properties in their existing conditions. Such examinations shall not be construed as an estoppel to or a waiver of the representations and indemnities set forth herein.

               10. Prorations: To the extent applicable, all current property taxes and assessments relating to the EISA Parcels and the University Parcel shall be prorated between EISA and University as of the date of the respective closings on those parcels.

               11. Further Encumbrances: EISA and University shall not, from and after the date of this Agreement and through the dates of the respective closings, grant, convey, or allow any easement, right-of-way, lease, encumbrance, mortgage, deed of trust, license, permit, lien, or any other legal or beneficial interest in or to the EISA Parcels or the University Parcel.

               12. Approvals: Notwithstanding anything to the contrary herein, this Agreement is subject to obtaining of appropriate approvals. University shall exercise due diligence and promptly proceed and persist in taking all necessary action to obtain all appropriate approvals. Likewise, EISA shall exercise due diligence and promptly proceed to obtain approval of this exchange from its appropriate officials. Failure of University and/or EISA, as the case may be, to promptly proceed and persist in such efforts shall constitute a breach of this Agreement and entitle the non-breaching party, in its sole discretion, to rescind this Agreement.

               13. Compliance with Law: EISA and University each acknowledge and covenant that they each, for themselves, have complied and shall hereafter comply with applicable federal, state, county, and other governmental and/or quasi-governmental laws, rules and regulations which may affect the properties at issue.

               14. Environmental Indemnifications: Each party to this Agreement affirmatively represents and acknowledges that they individually or collectively have not deposited, and further have no knowledge of, any environmental waste in violation of any local, state, or federal laws or regulations on their respective parcels. Specifically, University represents and acknowledges that it has not deposited nor has knowledge of any environmental waste existing on the University Parcel; and EISA represents and acknowledges that it has not deposited nor has knowledge of any environmental waste existing on the EISA Parcels. Moreover, the University covenants to defend, indemnify and hold EISA, its officers, agents, directors and employees, harmless from any environmental clean-up costs and expenses insofar and to the extent of damage caused by hazardous or toxic discharge on the University Parcel during University's ownership thereof and not caused by or related to the activities of EISA or EISA's predecessors. Likewise, EISA covenants to defend, indemnify and hold University, its officers, agents, directors and employees harmless from any environmental clean-up costs and expenses insofar and to the extent of damage caused by any hazardous or toxic discharge on the EISA Parcels during EISA's ownership thereof and not caused by or related to the activities of University or University's predecessors.

               15. Notices: Any notices required or permitted under this Agreement shall be deemed appropriately served three
          (3) days after deposit in the United States Mail, adequate postage prepaid, certified mail, return receipt requested, and addressed to the parties as follows:

               TO EISA:            Thomas A. Arnold
                                   Eastern Idaho Strategic Alliance,
                                   Inc.
                                   1651 Alvin Ricken Drive
                                   Pocatello, ID 83201

               TO UNIVERSITY:      Idaho State University
                                   ATTN:  President Richard L. Bowen
                                   Campus Box 8310
                                   Pocatello, Idaho  83209

               Any party may, by notice to the other party, change the above address for any future notices which are to be given under this Agreement.

               16. Further Assurances: Each party shall provide all information and take or forebear from all such action(s) as may be necessary or appropriate to complete the transactions contemplated by this Agreement. Each party shall, from time to time, deliver, and execute, if necessary, such additional documents as the other party may reasonably request to complete the transactions contemplated by this Agreement.

               17. Applicable Law and Jurisdiction: The validity, construction, and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Idaho. Any legal proceeding relating to this Agreement shall be brought in a state or federal court located in Bannock County, State of Idaho, and the parties hereby specifically consent and submit to the jurisdiction of such courts exclusively for this purpose.

               18. Default: In the event that either party shall breach any of its obligations, the non-defaulting party shall have the right to enforce specific performance or to bring suit for damages incurred as a result thereof.

               19. Assignment: The parties recognize that University is an institution of higher education and has an interest in protecting the integrity of its role as an academic enterprise and the allowable uses of its properties. Therefore, any subsequent alienation, assignment or conveyance by EISA of the University Parcel shall be compatible with University's purpose as an institution of higher education and shall be subject to the prior written approval of University, such approval not to be unreasonably withheld or delayed. University hereby expressly approves EISA's conveyance of the University Parcel to Ballard Real Estate Holdings, Inc.

               20. Option to Repurchase: In the event that EISA shall, after taking deed to the University Parcel, desire to sell or otherwise convey the same to any person or entity other than Ballard Real Estate Holdings, Inc., in such event the University is granted the first right, option and privilege to purchase such parcels as herein described, together with buildings and improvements thereon, if any, at its then fair and reasonable market value; and in the event the parties in such event cannot agree as to the fair and reasonable market value of such property, then each party shall appoint an appraiser, which appraisers shall appoint a third, and said appraisers shall inspect the property and appraise the same as to the fair and reasonable market value and report to each of the parties, in writing, within ninety
          (90) days after their appointment, as to the value established by them, or a majority of them, which value EISA agrees to accept from the University at the University's option, notice of the exercise of said option to be given by the University to EISA within thirty (30) days after the receipt of the valuation fixed by the appraisers. EISA covenants and agrees that it will not convey the University Parcel to any person or entity other than Ballard Real Estate Holdings, Inc. without first obtaining the express prior approval of University, which approval will not be unreasonably withheld or delayed. University covenants and agrees that it will make every reasonable and appropriate effort to support EISA in complying with any and all governmental and other regulatory requirements with respect to the improvement or development of the hereinbefore mentioned real property, including, without limitation, the obtaining of building permits.

               21. Waiver: The failure of either party to this Agreement to insist upon the performance of any of the terms and conditions of this Agreement, shall not be construed as thereafter waiving any such terms and conditions or subsequent breach, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

               22. Attorney Fees and Costs: In the event of any dispute with respect to any of the covenants or agreements contained herein, the prevailing party shall be entitled to recover from the other party all costs and expenses, including reasonable attorney fees, which may arise or accrue from enforcing this Agreement or in pursuing any remedy by this Agreement or the laws of the State of Idaho, whether such remedy is pursued by filing suit or otherwise.

               23. Representations, Covenants and Warranties: All covenants, conditions, representations, agreements, understandings, and indemnities set forth in this Agreement shall be continuing and perpetual in nature for the benefit of the party in whose favor such covenants, conditions, representations, agreements, understandings, and/or indemnities run.

               24. Entire Agreement: This Agreement constitutes the entire understanding and agreement between the parties and supersedes all prior agreements (whether written or oral), representations and understandings of the parties relating to the subject matter of this Agreement. No representations have been made to induce either party to enter into this Agreement except as are specifically set forth herein.

               25. Severability and Power to Modify: All terms, provisions, covenants and agreements contained in this Agreement are severable, and if any of them is held to be invalid by any court of competent jurisdiction, the remaining provisions not held to be invalid shall be fully enforceable according to their terms. The parties specifically agree that the Court shall have the power to modify any provision held to be invalid by, among other things, reducing the geographical scope, the duration, the amount and/or the terms and provisions covered in order to make the same valid and in such event this Agreement and terms and conditions hereof, as modified by the Court, shall be interpreted and enforced in accordance with such modification, or where applicable, as if such invalid terms or provisions were not contained herein.

               26. Applicable to Successors and Assigns: The covenants and agreements contained herein shall transfer, inure to the benefit of, and be binding upon the successors in interest, transferees and assigns of the parties hereto; and the parties acknowledge that Ballard Real Estate Holdings, Inc. is a third party beneficiary of University's representations, warranties and contract of indemnity hereunder.

               IN WITNESS WHEREOF, EISA and University have executed this Real Estate Exchange Agreement effective as of the date first set forth above.

          IDAHO STATE UNIVERSITY
          Richard L. Bowen
          President

          EASTERN IDAHO STRATEGIC ALLIANCE, INC.
          Thomas A. Arnold
          Authorized Agent

          ISU

          STATE OF IDAHO      )
                              :ss
          County of Bannock   )

               On this 30th day of November, 1995, before me, the undersigned Notary Public in and for said State, personally appeared Richard L. Bowen, known or identified to me to be the President of IDAHO STATE UNIVERSITY that executed the within instrument, and acknowledged to me that IDAHO STATE UNIVERSITY executed the same.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

          Barbara A. Gorman, Notary
          My commission expires September 27, 2000

          EISA

          STATE OF IDAHO      )
                              :ss
          County of Bannock   )

               On this 30th day of November, 1995, before me, the undersigned Notary Public in and for said State, personally appeared Thomas A. Arnold, known or identified to me to be the Authorized Agent of the EASTERN IDAHO STRATEGIC ALLIANCE, INC., an Idaho Corporation, who acknowledged to me that he signed the foregoing instrument as Authorized Agent for said Corporation, and the said Thomas A. Arnold acknowledged to me that the said Corporation executed the same.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

          Cresta Knighton, Notary
          My commission expires May 20, 1998


                                   EXHIBIT "1"

                         DESCRIPTION OF THE EISA PARCELS

          Parcel 1  (The Sherburne Property)

               NW 1/4 SE 1/4 OF SECTION 31, TOWNSHIP 6 SOUTH,
               RANGE 35 E.B.M., BANNOCK COUNTY, IDAHO.

               EXCEPT:  BEGINNING AT THE SOUTHEAST 1/16 CORNER OF
               SECTION 31, TOWNSHIP 6 SOUTH, RANGE 35 E.B.M., THENCE NORTH ALONG THE EAST 1/16 LINE 400.0 FEET, THENCE WEST PARALLEL TO THE SOUTH 1/16 LINE 544.5 FEET, THENCE SOUTH PARALLEL TO THE EAST 1/16 LINE
               400.0 FEET, TO THE SOUTH 1/16 LINE, THENCE EAST ALONG THE SOUTH 1/16 LINE 544.5 FEET TO THE POINT OF BEGINNING. A TRACT OF LAND IN THE NW 1/4 SE 1/4 SECTION 31, TOWNSHIP 6 SOUTH, RANGE 35 E.B.M., BANNOCK COUNTY IDAHO.

               ALSO EXCEPT: A STRIP OF LAND 75 FEET IN WIDTH, WITH 37.5 FEET ON THE RIGHT AND LEFT OF THE FOLLOWING DESCRIBED CENTERLINE BEGINNING AT A POINT 37.5 FEET EAST OF THE NORTHWEST CORNER OF SW 1/4 NE 1/4, SECTION 31, TOWNSHIP 6 SOUTH, RANGE 35 E.B.M., THENCE SOUTH AND PARALLEL TO THE MERIDIONAL CENTERLINE OF SAID SECTION 31, TO THE SOUTH 1/16 LINE OF THE SAME SECTION TO A POINT
               37.5 FEET EAST OF THE SOUTHWEST CORNER OF THE NW 1/4 SE 1/4. THIS STRIP OF LAND IS LOCATED IN THE SW 1/4 NE 1/4 AND THE NW 1/4 SE 1/4 OF SECTION 31, TOWNSHIP 6 SOUTH, RANGE 35 E.B.M., BANNOCK COUNTY, IDAHO.

          Parcel 2

               This parcel shall be mutually determined at a subsequent date by EISA and UNIVERSITY, and shall have a fair market value of not less than $126,320.00.

                                   EXHIBIT "2"

                      DESCRIPTION OF THE UNIVERSITY PARCEL

          A tract of land in the northwest quarter of Section 31, Township 6 South, Range 35 East, Boise Meridian, described as follows:

          Commencing at the northwest corner of Section 31, Township 6 South, Range 35 East, Boise Meridian; thence

          South 89 degrees 44 minutes 03 seconds East along the north line of Section 31 for a distance of 610.05 feet to a point on the west line of the land associated with the Idaho State Veterans Home; thence

          South for a distance of 469.22 feet to the southwest corner of the land associated with the Idaho State Veterans Home, the TRUE POINT OF BEGINNING; thence

          East along the south boundary line of the land associated with the Idaho State Veterans Home for a distance of 496.84 feet; thence

          South 08 degrees 07 minutes 22 seconds West for a distance of 909.12 feet; thence

          West for a distance of 903.77 feet; thence

          North for a distance of 900.00 feet; thence

          East for a distance of 535.39 feet to the point of beginning.

          Comprising 20.00 acres, more or less.

          RETAINING THEREFROM:

          An easement for the construction and maintenance of public utility lines, extending over, under and across the easterly fifteen (15.0) feet of the afore described tract of land.


                                   EXHIBIT "3"

                                  WARRANTY DEED

               FOR VALUE RECEIVED, IDAHO STATE COLLEGE (NOW KNOWN AS IDAHO STATE UNIVERSITY) AND THE IDAHO STATE BOARD OF EDUCATION, AS TRUSTEES FOR IDAHO STATE UNIVERSITY, a body politic and corporate of the State of Idaho (collectively, "Grantor"), does hereby grant, bargain, sell and convey unto EASTERN IDAHO STRATEGIC ALLIANCE, INC., a non-profit corporation organized and existing under the laws of the State of Idaho ("Grantee"), 1651 Alvin Ricken Drive, Pocatello, Idaho 83201, the following described real estate (including all existing water rights, improvements, utilities and appurtenances thereon), to wit:

               A tract of land in the northwest quarter of
               Section 31, Township 6 South, Range 35 East, Boise
               Meridian, described as follows:

               Commencing at the northwest corner of Section 31, Township 6 South, Range 35 East, Boise Meridian;
               thence

               South 89 degrees 44 minutes 03 seconds East along the north line of Section 31 for a distance of
               610.05 feet to a point on the west line of the land associated with the Idaho State Veterans Home; thence

               South for a distance of 469.22 feet to the southwest corner of the land associated with the Idaho State Veterans Home, the TRUE POINT OF
               BEGINNING; thence

               East along the south boundary line of the land associated with the Idaho State Veterans Home for a distance of 496.84 feet; thence

               South 08 degrees 07 minutes 22 seconds West for a distance of 909.12 feet; thence

               West for a distance of 903.77 feet; thence

               North for a distance of 900.00 feet; thence

               East for a distance of 535.39 feet to the point of beginning.

               Comprising 20.00 acres, more or less.

               RETAINING THEREFROM:

               An easement for the construction and maintenance of public utility lines, extending over, under and across the easterly fifteen (15.0) feet of the afore described tract of land.

                    TO HAVE AND TO HOLD the said premises, with its appurtenances unto the said Grantee, its successors in interest and assigns forever. And the said Grantor does hereby covenant and warrant to and with the said Grantee that it is the owner in fee simple of said real property; that it conveys good and marketable title to the same; that the property is free from all liens and encumbrances, except as set out above, and that Grantor will forever warrant and defend the same and Grantee's (and its successors in interest and assigns') quiet and peaceable possession of said premises from all lawful claims whatsoever.

                    IN WITNESS WHEREOF, the Grantor, pursuant to the authority vested in it, has executed this Warranty Deed this 30th day of November, 1995.

                                   GRANTOR:

                                   IDAHO STATE COLLEGE (NOW KNOWN AS
                                   IDAHO STATE UNIVERSITY) AND THE
                                   IDAHO STATE BOARD OF EDUCATION, AS
                                   TRUSTEES FOR IDAHO STATE UNIVERSITY
                                   (a body politic and corporate of
                                   the State of Idaho)
                                   Richard L. Bowen
                                   President, Idaho State
                                   University
                                   November 30, 1995


          STATE OF IDAHO      )
                              :ss
          County of Bannock   )

                    On this 30th day of November, 1995, before me, the undersigned Notary Public in and for said State, personally appeared Richard L. Bowen, known or identified to me to be the President of IDAHO STATE UNIVERSITY, and acknowledged to me that he executed the within instrument on behalf of IDAHO STATE COLLEGE (NOW KNOWN AS IDAHO STATE UNIVERSITY) AND THE IDAHO STATE BOARD OF EDUCATION, AS TRUSTEES FOR IDAHO STATE UNIVERSITY (a body politic and corporate of the State of Idaho).

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

          Barbara A. Gorman, Notary
          My commission expires September 27, 2000


                                   EXHIBIT "4"

                                    [FORM OF]
                            CORPORATION WARRANTY DEED

                    FOR VALUE RECEIVED, EASTERN IDAHO STRATEGIC
          ALLIANCE, INC., a corporation organized and existing under the laws of the State of Idaho ("Grantor"), does hereby grant, bargain, sell and convey unto IDAHO STATE UNIVERSITY, a body politic and corporate of the State of Idaho ("Grantee"), P.O. Box 8219, Pocatello, Idaho 83209, the following described real estate (including all existing water rights, improvements, utilities and appurtenances thereon), to wit:

                    TO HAVE AND TO HOLD the said premises, with its appurtenances unto the said Grantee, its successors in interest and assigns forever. And the said Grantor does hereby covenant and warrant to and with the said Grantee that it is the owner in fee simple of said real property; that it conveys good and marketable title to the same; that the property is free from all liens and encumbrances, except as set out above, and that Grantor will forever warrant and defend the same and Grantee's (and its successors in interest and assigns') quiet and peaceable possession of said premises from all lawful claims whatsoever.

                    IN WITNESS WHEREOF, the Grantor, pursuant to a resolution of its Board of Directors, has caused its corporate name to be hereunto subscribed by its Project
          Director this    day of                , 199  .


                                             GRANTOR:

                                             EASTERN IDAHO STRATEGIC
                                             ALLIANCE, INC.

                                             Date:


          STATE OF IDAHO      )
                              :ss
          County of Bannock   )

                    On this _____ day of ________________, 199_____,
          before me, the undersigned Notary Public in and for said State, personally appeared Thomas A. Arnold, known or identified to me to be the Project Director of EASTERN IDAHO STRATEGIC ALLIANCE, INC., the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                        NOTARY PUBLIC - STATE OF IDAHO
                                        My commission expires


                                   EXHIBIT "D"

                            CORPORATION WARRANTY DEED

                    FOR VALUE RECEIVED, EASTERN IDAHO STRATEGIC
          ALLIANCE, INC., a non-profit corporation organized and existing under the laws of the State of Idaho ("Grantor"), does hereby grant, bargain, sell and convey unto BALLARD REAL ESTATE HOLDINGS, INC., a corporation organized and existing under the laws of the State of Utah ("Grantee"), 12050 Lone Peak Parkway, Draper, Utah 84020, the following described real estate (including all existing water rights, improvements, utilities and appurtenances thereon), to wit:

               A tract of land in the northwest quarter of
               Section 31, Township 6 South, Range 35 East, Boise
               Meridian, described as follows:

               Commencing at the northwest corner of Section 31, Township 6 South, Range 35 East, Boise Meridian;
               thence

               South 89 degrees 44 minutes 03 seconds East along the north line of Section 31 for a distance of
               610.05 feet to a point on the west line of the land associated with the Idaho State Veterans Home; thence

               South for a distance of 469.22 feet to the southwest corner of the land associated with the Idaho State Veterans Home, the TRUE POINT OF
               BEGINNING; thence

               East along the south boundary line of the land associated with the Idaho State Veterans Home for a distance of 496.84 feet; thence

               South 08 degrees 07 minutes 22 seconds West for a distance of 909.12 feet; thence

               West for a distance of 903.77 feet; thence

               North for a distance of 900.00 feet; thence

               East for a distance of 535.39 feet to the point of beginning.

               Comprising 20.00 acres, more or less.

               RETAINING THEREFROM:

               An easement for the construction and maintenance of public utility lines, extending over, under and across the easterly fifteen (15.0) feet of the afore described tract of land.

               TO HAVE AND TO HOLD the said premises, with its appurtenances unto the said Grantee, its successors in interest and assigns forever. And the said Grantor does hereby covenant and warrant to and with the said Grantee that it is the owner in fee simple of said real property; that it conveys good and marketable title to the same; that the property is free from all liens and encumbrances, except as set out above, and that Grantor will forever warrant and defend the same and Grantee's (and its successors in interest and assigns') quiet and peaceable possession of said premises from all lawful claims whatsoever.

               IN WITNESS WHEREOF, the Grantor, pursuant to a resolution of its Board of Directors, has caused its corporate name to be hereunto subscribed by its Project
          Director this 30th day of November, 1995.

                                        GRANTOR:

                                        EASTERN IDAHO STRATEGIC
                                        ALLIANCE, INC.
                                        Thomas A. Arnold
                                        Project Director
                                        Date:  November 30, 1995

          STATE OF IDAHO      )
                              :ss
          County of Bannock   )

               On this 30th day of November, 1995, before me, the undersigned Notary Public in and for said State, personally appeared Thomas A. Arnold, known or identified to me to be the Project Director of EASTERN IDAHO STRATEGIC ALLIANCE, INC., the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

          Cresta Knighton
          My commission expires May 20, 1998